As filed with the Securities and Exchange Commission on March 7, 2013

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22397

IronBridge Funds, Inc.

(Exact name of registrant as specified in charter)

One Parkview Plaza

Suite 700

Oakbrook Terrace, Illinois 60181

(Address of principal executive offices) (Zip code)

John G. Davis

One Parkview Plaza, Suite 700

Oakbrook Terrace, Illinois 60181

(Name and address of agent for service)

(630) 684-8300

Registrant’s telephone number, including area code

Date of fiscal year end: June 30

Date of reporting period: December 31, 2012

Item 1. Reports to Stockholders.

SEMI-ANNUAL REPORT

December 31, 2012

IronBridge Small Cap Fund

IronBridge SMID Cap Fund

IronBridge Global Fund

IronBridge Large Cap Fund

IRONBRIDGE FUNDS    December 31, 2012

P / 1

PRESIDENT’S LETTER

Dear Fellow Shareholders

We are pleased to report on the progress of the IronBridge Funds over the past six months ending December 31, 2012. The S&P 500® Index, a proxy for large capitalization stocks, increased 5.95% over the past six months, while small capitalizations stocks were up 7.20% as measured by the Russell 2000® Index. Global equity markets, as measured by the MSCI World Index (Net), were up 9.36%, over same period.

Fund Results

For the six month period ending December 31, 2012, the Funds generated the following net (i.e. after fee) returns:

The IronBridge Small Cap Fund, managed by IronBridge Capital Management, returned 5.12% versus the 7.20% return for the Russell 2000® Index.

The IronBridge SMID Cap Fund, managed by IronBridge Capital Management, returned 7.92% versus the 8.84% return for the Russell 2500™ Index.

The IronBridge Large Cap Fund, managed by IronBridge Capital Management, returned 5.46% versus the 6.44% return for the Russell 1000® Index.

The IronBridge Global Fund, managed by IronBridge Capital Management, returned 7.30% versus the 9.36% return for the MSCI World Index (Net).

Outlook

The socialization of private sector debt has simply widened the payoff structure for equities. Wider payoffs will likely equal greater uncertainty and greater volatility. Investors may have to get used to higher volatility for a while. As we peer into 2013, this year appears no different. Our view is skewed toward the positive thesis, but we cannot ignore the downside risk given the recent inability of those in Washington to compromise. The U.S. government narrowly avoided going over the “Fiscal Cliff” by enacting a “compromise” that incorporated $41 in tax increases for every $1 of reduction in government spending. The real showdown is now focused on the debt ceiling where spending cuts and entitlement reform are likely to take center stage. Even though compromise appears highly unlikely because of a highly polarized political environment, we continue to believe that the human instinct for survival will once again prevail. Thus, any significant decline in equity prices as a result of the debt ceiling crisis could turn out to be a great buying opportunity, especially if a very large down payment on tax and entitlement reform is achieved. If that happens, it would represent a huge milestone achievement towards IronBridge’s long-term bullish thesis for equities.

Thank you for your continued support of IronBridge Funds.

Sincerely,

John Davis

President

IronBridge Funds, Inc.

P / 2

Report from IronBridge Capital Management, L.P.

Dear Shareholder:

The IronBridge Small Cap Fund strives to achieve capital appreciation by investing in a diversified portfolio of equity securities of companies with small market capitalizations. The objective is relative to, and measured against, the Russell 2000® Index.

The IronBridge SMID Cap Fund strives to achieve capital appreciation by investing in a diversified portfolio of equity securities of companies with small and mid-market capitalizations. The objective is relative to, and measured against, the Russell 2500™ Index.

The IronBridge Large Cap Fund strives to achieve capital appreciation by investing in a diversified portfolio of equity securities of companies with large market capitalizations. The objective is relative to, and measured against, the Russell 1000® Index.

The IronBridge Global Fund strives to achieve long-term capital appreciation by investing primarily in equity securities of companies traded in developed markets throughout the world, including the United States.

Performance Review

IronBridge Small Cap Fund

For the six month period ending December 31, 2012, the IronBridge Small Cap Fund lagged the benchmark, returning 5.12% (net of fees) compared with the Russell 2000® Index return of 7.20% for the same period.

The stock selection within Consumer Staples, Utilities, Information Technology and Industrials was a positive contributor to the relative return profile, but failed to offset selection in Consumer Discretionary, Materials, Financials, Health Care and Energy. The sector allocation added value at the margin primarily due to a small (less than 3%) overweight to Materials and (approximately 1%) underweight to Health Care.

IronBridge SMID Cap Fund

For the six month period ending December 31, 2012, the IronBridge SMID Cap Fund lagged the benchmark, returning 7.92% (net of fees) compared with the Russell 2500™ Index return of 8.84% for the same period.

The stock selection within Materials, Utilities, Consumer Staples and Health Care was a positive contributor to the relative return profile, but failed to offset selection in Financials, Consumer Discretionary, Industrials, Information Technology and Energy. The sector allocation was a negative contributor to the relative performance during the period with the most significant impact resulting from the small (approximately 2.4%) allocation to cash.

IronBridge Large Cap Fund

For the six month period ending December 31, 2012, the IronBridge Large Cap Fund lagged the benchmark, returning 5.46% (net of fees) compared with the Russell 1000® Index return of 6.44% for the same period.

P / 3

Report from IronBridge Capital Management, L.P. (continued)

The stock selection within Industrials, Information Technology, Materials and Utilities was a positive contributor to the relative return profile, but failed to offset selection in Energy, Health Care, Consumer Discretionary, Financials and Telecommunication Services. The sector allocation was a positive contributor to the relative performance during the period with the most significant impact resulting from the small (less than 1.5%) underweights to Utilities and Information Technology.

IronBridge Global Fund

For the six month period ending December 31, 2011, the IronBridge Global Fund lagged the benchmark, returning 7.30% (net of fees) compared with the MSCI World Index (Net) return of 9.36% for the same period.

The stock selection within Industrials, Utilities, Health Care, Telecommunication Services, Consumer Staples and Materials was a positive contributor to the relative return profile, but failed to offset selection in Financials, Information Technology, Energy and Consumer Discretionary. The sector allocation was a negative contributor to the relative performance during the period primarily due to a small (less than 3%) underweight to financials and overweight to Information Technology, and the small (less than 2%) allocation to cash.

Market Review

Equities markets advanced during the six month period ending December 31, 2012. Within the U.S. market, mid cap stocks, as measured by the Russell Midcap® Index (8.62%) were the best-performing capitalization range, followed by small cap stocks, as measured by the Russell 2000® Index (7.20%) and large cap stocks, as measured by the Russell 1000® Index (6.64%). Global large cap and mid cap stocks in the developed markets also advanced, as measured by the MSCI World Index (Net) (9.36%). Returns for the individual countries contained in the index varied significantly. The best-performing country was Greece up approximately 28%, while Ireland the worst performing county was up approximately 1%.

Our research indicates that a large portion of the equity price appreciation during the six month period was a result of a decline in the discount rate or the investors’ required rate of return. We believe this decline was primarily a result of the continued quantitative easing by various governments around the world.

Portfolio Outlook

As usual, more things can happen than will happen. We do not have a crystal ball, but we do have an analytical framework that helps us frame the payoff structure for equities as well as the milestones associated with those potential payoffs. Applying that framework, we expect that volatility will likely remain high until we successfully complete the transition to a new version of capitalism and global wealth creation. When we are there, company-specific capital allocation (the numerator) rather than artificially enhanced government liquidity (the denominator) should drive markets forward. Fortunately, we believe the transition is imminent, though not without risk as our 2013 theses will make clear.

Positive Thesis:

The U.S. and Europe make significant progress toward tax, entitlement and regulatory reform. Japan continues to invest in productivity against the backdrop of a weaker yen. China proves

P / 4

capable of sustaining 7%+ GDP growth without the need for a new round of government stimulus, thanks to an increase in consumer spending. Global growth re-accelerates. Monetary authorities remain accommodative regarding global liquidity.

Milestones:

-	The U.S. government reaches a compromise on the “debt ceiling” that:
•	Significantly cuts wasteful parts of government spending.
•	Restructures entitlements.
•	Simplifies the individual tax code to eliminate “loopholes” that allow the rich to avoid paying tax.
•	Broadens the tax base.
•	Reduces corporate tax rates to globally competitive levels.
•	Re-writes regulations to align profits with properly functioning markets, particularly among the Financial Services Industry.

-	Europe growth begins to accelerate.
-	China growth begins to re-accelerate.
-	Japan recovers from a recession to positive growth.
-	Global liquidity remains at least stable.
-	Inflation remains subdued.

Under this scenario, a lot of pent up demand could seriously surprise the market in terms of growth. Interest rates would likely rise. U.S. Treasuries would likely lose value. Equities could potentially deliver significant returns if investors recognize they are over-allocated to low yielding government and corporate debt and decide to reallocate to undervalued equities.

US Equity Risk Premium (ERP)

Source: IronBridge Capital Management, L.P. as of 12/31/2012

The above chart shows that “equity risk premium” relative to treasury debt is almost as high as it was in 1973. Equities would have the potential to outperform other asset classes if a massive rotation back into equities occurs.

P / 5

Report from IronBridge Capital Management, L.P. (continued)

Negative Thesis:

European and the U.S. governments continue to “kick the can down the road” regarding tax, entitlement, and regulatory reform. The U.S. fails to compromise on the debt ceiling and defaults. Draconian spending cuts tip the U.S. into a recession, pulling the rest of the world down with it. Global monetary authorities are powerless to stop the decline in asset values as deflationary forces prove too powerful to overcome.

Milestones:

-	The U.S. government fails to compromise on the debt ceiling with very little hope for a resolution in Washington.
-	Global growth slows and tips into recession territory.
-	Additional QE fails to support markets.
-	EU breaks apart as “fiscal austerity” drives unmanageable social unrest.
-	Slower growth in China leads to social unrest.

Stocks could face significant declines. U.S. Treasuries would likely outperform but only as a store of value in a deflating world. Credit spreads would likely blow out. Junk bonds would likely underperform. Bankruptcies would likely increase.

Expected Thesis:

The U.S. and Europe continue to muddle along and grow below their potential pace. China and emerging market growth re-accelerates. Japan joins the QE club, contributing to positive global liquidity conditions. The U.S. makes some progress towards tax, entitlement and regulatory reform in 2013 regardless of whether they can compromise on the debt ceiling.

Milestones:

-	Congress adopts a bi-partisan framework for tax, entitlement and regulatory reform.
-	Europe continues to make progress towards these objectives as well.
-	Japan’s economy responds positively to the Bank of Japan’s QE.
-	China’s growth remains above 7%.
-	Inflation remains subdued.
-	U.S. employment continues to rise.
-	Unemployment approaches 6.5% allowing the Fed to gradually reverse its quantitative easing policy.

Equities could deliver good returns even though interest rates rise. Treasuries would likely underperform and lose value.

Regardless of which path the market takes, IronBridge continues to invest in talented people and proprietary tools in order to ensure our portfolios continue seeking out the best-managed companies offering the most attractive payoff structures and that we believe are the most likely to beat current expectations.

Thank you for your continued confidence in IronBridge.

Past performance is not a guarantee of future results.

The information provided herein represents the opinion of the fund manager and is not intended to be a forecast of future events or a guarantee of future results.

P / 6

Diversification does not assure a profit nor protect against loss in a declining market.

Must be preceded or accompanied by a prospectus.

Mutual fund investing involves risk. Principal loss is possible. The Funds may invest in small and medium capitalization companies which are often more volatile, less liquid and more susceptible to market pressures than securities of larger issuers. Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales. The Funds may invest in American Depository Receipts (ADRs) and Global Depository Receipts (GDRs) that represent interests in foreign securities. Investments in foreign securities involve greater volatility and political, economic and currency risks and differences in accounting methods.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.

The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.

The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

The Russell 2000 Index is an unmanaged index that is designed to measure the small cap segment of the U.S. equity universe.

The Russell 2500 Index is an unmanaged index that is designed to measure the small cap segment of the U.S. equity universe.

The Russell Midcap Index is a market capitalization weighted index representing the smallest 800 companies in the Russell 1000 Index.

The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. As of June 2007, the MSCI World Index consisted of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States.

Equity Risk Premium — The excess return that an individual stock or the overall stock market provides over a risk-free rate. This potential excess return compensates investors for taking on the relatively higher risk of the equity market.

Standard Deviation — A measure of the dispersion of a set of data from its mean. The more spread apart the data, the higher the deviation. Standard deviation is calculated as the square root of variance.

You cannot invest directly in an index.

IronBridge Funds, Inc. are distributed by Quasar Distributors, LLC

P / 7

EXPENSE EXAMPLE

IronBridge Funds

December 31, 2012 (Unaudited)

As a shareholder of a mutual fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other fund expenses. Although the Funds charge no sales loads, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent. If you request that a redemption be made by wire transfer, currently the Funds’ transfer agent charges a $15.00 fee. A redemption fee of 2.00% of the then current value of the shares redeemed may be imposed on certain redemptions of shares made within 30 days of purchase for the IronBridge Global Fund.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (7/1/12 — 12/31/12).

Actual Expenses

The first line of the table on the following page for each Fund provides information about actual account values and actual expenses. The Example includes management fees, registration fees, fee waivers/reimbursements and other expenses. However, the Example does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each Fund provides information about hypothetical account values and hypothetical expenses based on each of the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each of the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs could have been higher.

P / 8

IRONBRIDGE FUNDS	BEGINNING ACCOUNT VALUE 7/1/2012	ENDING ACCOUNT VALUE 12/31/2012	ANNUALIZED EXPENSE RATIO*	EXPENSES PAID DURING THE PERIOD*
IronBridge Small Cap Fund
Actual Fund Return	$1,000.00	$1,051.20	1.06%	$5.48
Hypothetical 5% Return	$1,000.00	$1,019.86	1.06%	$5.40
IronBridge SMID Cap Fund
Actual Fund Return	$1,000.00	$1,079.20	0.92%	$4.82
Hypothetical 5% Return	$1,000.00	$1,020.57	0.92%	$4.69
IronBridge Global Fund
Actual Fund Return	$1,000.00	$1,073.00	1.00%	$5.23
Hypothetical 5% Return	$1,000.00	$1,020.16	1.00%	$5.09
IronBridge Large Cap Fund
Actual Fund Return	$1,000.00	$1,054.60	0.80%	$4.14
Hypothetical 5% Return	$1,000.00	$1,021.17	0.80%	$4.08

* Expenses are equal to each Fund’s annualized expense ratio indicated above , multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

P / 9

PORTFOLIO INVESTMENTS RETURNS

IronBridge Small Cap Fund

HYPOTHETICAL COMPARISON OF CHANGE IN VALUE OF $100,000

(Assumes reinvestment of dividends and capital gains and does not guarantee performance)

*8/30/02 commencement of operations.

PORTFOLIO TOTAL RETURN**

For Period Ended 12/31/12	Fund	Index

Six Months	5.12%	7.20%

One Year	13.20	16.35

Five Year Average Annual	2.69	3.56

Ten Year Average Annual	9.95	9.72

Since Commencement Average Annual	10.25	9.23

This chart assumes an initial gross investment of $100,000 made on 8/30/02 (commencement of operations). Returns shown include the reinvestment of all distributions. Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Prior to July 23, 2010, Frontegra Asset Management, Inc. served as adviser and IronBridge Capital Management, L.P. served as subadviser to the Fund. Effective July 23, 2010, IronBridge Capital Management, L.P. became adviser to the Fund. To receive current to the most recent month-end performance, please call 1-877-861-7714.

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization. The Index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in equity securities. A direct investment in the index is not possible.

**The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

P / 10

PORTFOLIO INVESTMENTS RETURNS

IronBridge SMID Cap Fund

HYPOTHETICAL COMPARISON OF CHANGE IN VALUE OF $100,000

(Assumes reinvestment of dividends and capital gains and does not guarantee performance)

*12/31/04 commencement of operations.

PORTFOLIO TOTAL RETURN**

For Period Ended 12/31/12	Fund	Index

Six Months	7.92%	8.84%

One Year	12.70	17.88

Five Year Average Annual	2.90	4.34

Since Commencement Average Annual	5.32	5.84

This chart assumes an initial gross investment of $100,000 made on 12/31/04 (commencement of operations). Returns shown include the reinvestment of all distributions. Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. In the absence of existing fee waivers, total return would be reduced. Prior to July 23, 2010, Frontegra Asset Management, Inc. served as adviser and IronBridge Capital Management, L.P. served as subadviser to the Fund. Effective July 23, 2010, IronBridge Capital Management, L.P. became adviser to the Fund. To receive current to the most recent month-end performance, please call 1-877-861-7714.

The Russell 2500 Index measures the performance of the 2,500 smallest companies in the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization. The Index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in equity securities. A direct investment in the index is not possible.

**The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

P / 11

PORTFOLIO INVESTMENTS RETURNS

IronBridge Global Fund

HYPOTHETICAL COMPARISON OF CHANGE IN VALUE OF $100,000

(Assumes reinvestment of dividends and capital gains and does not guarantee performance)

*9/18/09 commencement of operations.

PORTFOLIO TOTAL RETURN**

For Period Ended 12/31/12	Fund	Index

Six Months	7.30%	9.36%

One Year	14.13	15.83

Since Commencement Average Annual	6.24	7.29

This chart assumes an initial gross investment of $100,000 made on 9/18/09 (commencement of operations). Returns shown include the reinvestment of all distributions. Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. In the absence of existing fee waivers, total return would be reduced. Prior to July 23, 2010, Frontegra Asset Management, Inc. served as adviser and IronBridge Capital Management, L.P. served as subadviser to the Fund. Effective July 23, 2010, IronBridge Capital Management, L.P. became adviser to the Fund. To receive current to the most recent month-end performance, please call 1-877-861-7714.

The MSCI World Index Net is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The Index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in equity securities. A direct investment in an index is not possible.

**The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

P / 12

PORTFOLIO INVESTMENTS RETURNS

IronBridge Large Cap Fund

HYPOTHETICAL COMPARISON OF CHANGE IN VALUE OF $100,000

(Assumes reinvestment of dividends and capital gains and does not guarantee performance)

* 3/30/12 commencement of operations.

PORTFOLIO TOTAL RETURN**

For Periods Ended 12/31/12	Fund	Index

Six Months	5.46%	6.44%

Since Commencement	2.40	3.12

This chart assumes an initial gross investment of $100,000 made on 3/30/12. Returns shown include the reinvestment of all distributions. Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. In the absence of existing fee waivers, total return would be reduced. To receive current to the most recent month-end performance, please call 1-877-861-7714.

The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization. The Index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in equity securities. A direct investment in an index is not possible.

** The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

P / 13

SCHEDULE OF INVESTMENTS

IronBridge Small Cap Fund

December 31, 2012 (Unaudited)

COMMON STOCKS - 98.8%
	Number of Shares	Value
AEROSPACE & DEFENSE - 4.4%
Esterline Technologies Corp. (a)	106,523	$6,775,928
Moog, Inc. - Class A (a)	114,729	4,707,331
Orbital Sciences Corp. (a)	271,449	3,737,853
Triumph Group, Inc.	106,809	6,974,627
		22,195,739

AUTO COMPONENTS - 0.6%
Modine Manufacturing Co. (a)	376,501	3,060,953

BIOTECHNOLOGY - 1.7%
Cepheid, Inc. (a)	153,686	5,196,124
Cubist Pharmaceuticals, Inc. (a)	80,326	3,378,511
		8,574,635

BUILDING PRODUCTS - 2.2%
A.O. Smith	99,874	6,299,053
Universal Forest Products, Inc.	118,654	4,513,598
		10,812,651

CAPITAL MARKETS - 3.8%
Fifth Street Finance Corp.	360,298	3,754,305
KKR Financial Holdings, LLC	462,092	4,879,692
Stifel Financial Corp. (a)	169,167	5,408,269
Waddell & Reed Financial, Inc. - Class A	145,115	5,052,904
		19,095,170

CHEMICALS - 6.1%
Cabot Corp.	140,346	5,584,367
FMC Corp.	128,410	7,514,553
Georgia Gulf Corp.	64,560	2,665,037
Methanex Corp.	187,982	5,990,987
Minerals Technologies, Inc.	74,900	2,990,008

	Number of Shares	Value
NewMarket Corp.	21,431	$5,619,208
		30,364,160

COMMERCIAL BANKS - 6.4%
Columbia Banking System, Inc.	293,401	5,263,614
Cullen/Frost Bankers, Inc.	163,124	8,852,740
IBERIABANK Corp.	123,537	6,068,137
National Penn Bancshares, Inc.	759,037	7,074,225
TCF Financial Corp.	374,646	4,551,949
		31,810,665

COMMUNICATIONS EQUIPMENT - 1.8%
Aruba Networks, Inc. (a)	163,772	3,398,269
Polycom, Inc. (a)	220,834	2,309,924
Riverbed Technology, Inc. (a)	163,110	3,216,529
		8,924,722

CONSTRUCTION & ENGINEERING - 0.8%
MasTec, Inc. (a)	150,821	3,759,967

CONSUMER FINANCE - 0.5%
EZCORP, Inc. - Class A (a)	135,566	2,692,341

CONTAINERS & PACKAGING - 0.9%
AptarGroup, Inc.	96,947	4,626,311

DIVERSIFIED CONSUMER SERVICES - 1.3%
Coinstar, Inc. (a)	79,059	4,111,859
K12, Inc. (a)	117,668	2,405,134
		6,516,993

DIVERSIFIED FINANCIAL SERVICES - 0.2%
PICO Holdings, Inc. (a)	59,876	1,213,687

ELECTRIC UTILITIES - 1.8%
El Paso Electric Co.	167,183	5,334,810
ITC Holdings Corp.	48,188	3,706,139
		9,040,949

P / 14

	Number of Shares	Value
ELECTRICAL EQUIPMENT - 1.4%
EnerSys (a)	118,389	$4,454,978
GrafTech International Ltd. (a)	252,198	2,368,139
		6,823,117

ELECTRONIC EQUIPMENT INSTRUMENTS & COMPONENTS- 5.8%
FEI Co.	58,368	3,237,089
IPG Photonics Corp.	55,177	3,677,547
Littelfuse, Inc.	92,120	5,684,725
National Instruments Corp.	138,406	3,572,259
ScanSource, Inc. (a)	134,155	4,262,104
SYNNEX Corp. (a)	137,430	4,724,843
Trimble Navigation Ltd. (a)	65,762	3,931,253
		29,089,820

ENERGY EQUIPMENT & SERVICES- 3.6%
Atwood Oceanics, Inc. (a)	145,356	6,655,851
Superior Energy Services, Inc. (a)	256,210	5,308,671
Unit Corp. (a)	134,710	6,068,686
		18,033,208

FOOD & STAPLES RETAILING - 0.7%
The Fresh Market, Inc. (a)	78,563	3,778,095

FOOD PRODUCTS - 1.5%
Ingredion, Inc.	117,265	7,555,384

GAS UTILITIES - 1.5%
UGI Corp.	223,403	7,307,512

HEALTH CARE EQUIPMENT & SUPPLIES - 2.0%
Hill-Rom Holdings, Inc.	101,508	2,892,978
Neogen Corp. (a)	55,816	2,529,581
Sirona Dental Systems, Inc. (a)	73,182	4,717,312
		10,139,871

	Number of Shares	Value
HEALTH CARE PROVIDERS & SERVICES - 5.3%
HMS Holding Corp. (a)	182,144	$4,721,173
LifePoint Hospitals, Inc. (a)	178,485	6,737,809
MWI Veterinary Supply, Inc. (a)	48,676	5,354,360
Owens & Minor, Inc.	352,026	10,036,261
		26,849,603

HEALTH CARE TECHNOLOGY - 0.7%
athenahealth, Inc. (a)	46,055	3,382,740

HOTELS, RESTAURANTS & LEISURE - 1.4%
Biglari Holdings, Inc. (a)	4,488	1,750,410
Buffalo Wild Wings, Inc. (a)	69,377	5,052,033
		6,802,443

HOUSEHOLD DURABLES - 1.2%
Tupperware Brands Corp.	91,277	5,850,856

INFORMATION TECHNOLOGY SERVICES - 2.2%
Jack Henry & Associates, Inc.	120,178	4,718,188
MAXIMUS, Inc.	39,487	2,496,368
Syntel, Inc.	72,760	3,899,209
		11,113,765

INSURANCE - 4.6%
Alleghany Corp. (a)	25,620	8,593,460
American Financial Group, Inc.	177,767	7,025,352
Argo Group International Holdings Ltd.	73,909	2,482,603
Stewart Information Services Corp.	184,893	4,807,218
		22,908,633

LEISURE EQUIPMENT & PRODUCTS - 0.5%
LeapFrog Enterprises, Inc. (a)	303,215	2,616,745

The accompanying notes are an integral part of these financial statements.	P / 15

SCHEDULE OF INVESTMENTS

IronBridge Small Cap Fund

continued

	Number of Shares	Value
LIFE SCIENCES TOOLS & SERVICES - 0.6%
Luminex Corp. (a)	167,362	$2,804,987

MACHINERY - 5.7%
IDEX Corp.	74,189	3,452,014
Kennametal, Inc.	114,677	4,587,080
Lincoln Electric Holdings, Inc.	121,052	5,892,812
Snap-on, Inc.	62,387	4,927,949
Valmont Industries, Inc.	56,517	7,717,396
Westport Innovations, Inc. (a)	66,230	1,769,003
		28,346,254

MARINE - 0.5%
Matson, Inc.	104,164	2,574,934

METALS & MINING - 1.0%
Carpenter Technology Corp.	94,528	4,880,481

MULTILINE RETAIL - 0.6%
Fred’s, Inc. - Class A	233,729	3,110,933

MULTI-UTILITIES - 0.8%
Black Hills Corp.	114,701	4,168,234

OIL, GAS & CONSUMABLE FUELS - 2.7%
Berry Petroleum Co. - Class A	93,166	3,125,719
Bill Barrett Corp. (a)	138,764	2,468,612
Swift Energy Co. (a)	149,760	2,304,806
World Fuel Services Corp.	129,953	5,350,165
		13,249,302

PHARMACEUTICALS - 0.4%
Nektar Therapeutics (a)	297,749	2,206,320

REAL ESTATE INVESTMENT TRUSTS - 7.6%
Alexandria Real Estate Equities, Inc.	73,817	5,116,994

	Number of Shares	Value
Corporate Office Properties Trust	240,668	$6,011,887
EastGroup Properties, Inc.	74,451	4,006,208
Mid-America Apartment Communities, Inc.	173,781	11,252,320
Potlatch Corp.	111,472	4,368,588
Redwood Trust, Inc.	428,228	7,232,771
		37,988,768

REAL ESTATE MANAGEMENT & DEVELOPMENT - 0.7%
Alexander & Baldwin, Inc.	127,104	3,733,044

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 2.7%
Cypress Semiconductor Corp.	356,247	3,861,717
International Rectifier Corp. (a)	156,103	2,767,706
Semtech Corp. (a)	147,071	4,257,706
Skyworks Solutions, Inc. (a)	116,989	2,374,877
		13,262,006

SOFTWARE - 2.3%
Parametric Technology Corp. (a)	261,310	5,882,088
SolarWinds, Inc. (a)	65,847	3,453,675
TIBCO Software, Inc. (a)	99,560	2,191,316
		11,527,079

SPECIALTY RETAIL - 2.5%
Cabela’s, Inc. (a)	114,082	4,762,923
The Buckle, Inc.	64,315	2,871,021
Tractor Supply Co.	52,638	4,651,094
		12,285,038

P / 16

	Number of Shares	Value
TEXTILES, APPAREL & LUXURY GOODS - 2.9%
Deckers Outdoor Corp. (a)	142,996	$5,758,449
Under Armour, Inc. - Class A (a)	105,875	5,138,114
Wolverine World Wide, Inc.	86,977	3,564,317
		14,460,880

THRIFTS & MORTGAGE FINANCE - 1.1%
Provident Financial Services, Inc.	366,382	5,466,419

TRADING COMPANIES & DISTRIBUTORS - 1.8%
Applied Industrial Technologies, Inc.	140,138	5,887,198
GATX Corp.	71,315	3,087,940
		8,975,138

TOTAL COMMON STOCKS
(Cost $398,982,192)		$493,980,552

SHORT-TERM INVESTMENTS - 2.2%
	Number of Shares	Value
MONEY MARKET - 2.2%
STIT - Liquid Assets Portfolio 0.15%(b)	10,959,930	$10,959,930

TOTAL SHORT-TERM INVESTMENTS
(Cost $10,959,930)		$10,959,930

TOTAL INVESTMENTS - 101.0%
(Cost $409,942,122)		$504,940,482

LIABILITIES IN EXCESS OF OTHER ASSETS - (1.0)%		(5,216,659)

TOTAL NET ASSETS - 100.0%		$499,723,823

(a) Non-Income Producing

(b) Rate quoted is seven-day yield at period ended.

PORTFOLIO DIVERSIFICATION

December 31, 2012 (Unaudited)

Sectors	Percentage
Financials	25.0%
Industrials	16.7%
Information Technology	14.8%
Consumer Discretionary	10.9%
Health Care	10.8%
Materials	8.0%
Energy	6.2%
Utilities	4.1%
Consumer Staples	2.3%
TOTAL COMMON STOCKS	98.8%
TOTAL SHORT-TERM INVESTMENTS	2.2%
TOTAL INVESTMENTS	101.0%
LIABILITIES IN EXCESS OF OTHER ASSETS	(1.0)%
TOTAL NET ASSETS	100.0%

The accompanying notes are an integral part of these financial statements.	P / 17

SCHEDULE OF INVESTMENTS

IronBridge SMID Cap Fund

December 31, 2012 (Unaudited)

COMMON STOCKS - 97.2%
	Number of Shares	Value
AEROSPACE & DEFENSE - 1.1%
Esterline Technologies Corp. (a)	161,461	$10,270,534

AUTO COMPONENTS - 1.0%
BorgWarner, Inc. (a)	131,648	9,428,630

BIOTECHNOLOGY - 2.5%
Alexion Pharmaceuticals, Inc. (a)	83,861	7,867,000
Cepheid, Inc. (a)	249,124	8,422,882
Cubist Pharmaceuticals, Inc. (a)	136,262	5,731,180
		22,021,062

CAPITAL MARKETS - 3.5%
Affiliated Managers Group, Inc. (a)	122,222	15,907,193
KKR Financial Holdings, LLC	574,407	6,065,738
Waddell & Reed Financial, Inc. - Class A	273,012	9,506,278
		31,479,209

CHEMICALS - 5.6%
Albemarle Corp.	181,194	11,255,771
Cabot Corp.	152,026	6,049,114
FMC Corp.	213,634	12,501,862
Georgia Gulf Corp.	105,524	4,356,031
Methanex Corp.	313,303	9,984,967
NewMarket Corp.	23,662	6,204,176
		50,351,921

COMMERCIAL BANKS - 4.7%
City National Corp.	178,245	8,826,692
Cullen/Frost Bankers, Inc.	265,368	14,401,522
First Niagara Financial Group, Inc.	999,556	7,926,479
IBERIABANK Corp.	224,552	11,029,994
		42,184,687

	Number of Shares	Value
COMMERCIAL SERVICES & SUPPLIES - 0.9%
Stericycle, Inc. (a)	91,167	$8,503,146

COMMUNICATIONS EQUIPMENT - 1.1%
Aruba Networks, Inc. (a)	275,526	5,717,164
Riverbed Technology, Inc. (a)	230,410	4,543,685
		10,260,849

CONTAINERS & PACKAGING - 1.9%
Crown Holdings, Inc. (a)	278,092	10,236,567
Rock-Tenn Co. - Class A	100,229	7,007,009
		17,243,576

DIVERSIFIED CONSUMER SERVICES - 0.8%
Coinstar, Inc. (a)	135,711	7,058,329

ELECTRIC UTILITIES - 1.2%
ITC Holdings Corp.	141,604	10,890,764

ELECTRICAL EQUIPMENT - 3.3%
AMETEK, Inc.	237,352	8,917,315
EnerSys (a)	191,842	7,219,014
GrafTech International Ltd. (a)	436,567	4,099,364
Regal-Beloit Corp.	132,482	9,336,007
		29,571,700

ELECTRONIC EQUIPMENT INSTRUMENTS & COMPONENTS - 5.8%
Amphenol Corp. - Class A	197,756	12,794,813
Avnet, Inc. (a)	305,025	9,336,815
FEI Co.	214,193	11,879,144
Jabil Circuit, Inc.	372,232	7,180,355
Trimble Navigation Ltd. (a)	181,518	10,851,146
		52,042,273

P / 18

	Number of Shares	Value
ENERGY EQUIPMENT & SERVICES- 3.5%
Atwood Oceanics, Inc. (a)	189,545	$8,679,266
Helmerich & Payne, Inc.	189,812	10,631,370
Oil States International, Inc. (a)	171,755	12,287,353
		31,597,989

FOOD PRODUCTS - 2.6%
Ingredion, Inc.	200,569	12,922,661
The J.M. Smucker Company	121,943	10,516,364
		23,439,025

GAS UTILITIES - 3.2%
Questar Corp.	673,312	13,304,645
UGI Corp.	444,828	14,550,324
		27,854,969

HEALTH CARE EQUIPMENT & SUPPLIES - 1.7%
ResMed, Inc.	214,138	8,901,717
Sirona Dental Systems, Inc. (a)	105,792	6,819,352
		15,721,069

HEALTH CARE PROVIDERS & SERVICES - 2.3%
Owens & Minor, Inc.	273,095	7,785,938
Universal Healthcare Services, Inc. - Class B	255,888	12,372,185
		20,158,123

HEALTH CARE TECHNOLOGY - 0.6%
Cerner Corp. (a)	71,046	5,516,012

HOTELS, RESTAURANTS & LEISURE - 1.9%
Darden Restaurants,Inc.	249,357	11,238,520
Panera Bread Co. - Class A (a)	35,943	5,708,827
		16,947,347

	Number of Shares	Value
HOUSEHOLD DURABLES - 3.3%
Leggett & Platt, Inc.	206,713	$5,626,728
NVR, Inc. (a)	11,926	10,971,920
Tupperware Brands Corp.	203,246	13,028,068
		29,626,716

INDUSTRIAL CONGLOMERATES - 0.5%
Carlisle Cos., Inc.	78,160	4,592,682

INFORMATION TECHNOLOGY SERVICES - 1.9%
MAXIMUS, Inc.	90,578	5,726,341
Syntel, Inc.	123,515	6,619,169
Teradata Corp. (a)	65,057	4,026,378
		16,371,888

INSURANCE - 4.2%
Alleghany Corp. (a)	30,714	10,302,090
American Financial Group, Inc.	275,677	10,894,755
Markel Corp. (a)	24,061	10,428,518
RLI Corp.	85,747	5,544,401
		37,169,764

INTERNET SOFTWARE & SERVICES- 0.8%
Open Text Corp. (a)	132,254	7,389,031

LIFE SCIENCES TOOLS & SERVICES- 1.3%
Illumina, Inc. (a)	115,779	6,436,155
Luminex Corp. (a)	299,167	5,014,039
		11,450,194

MACHINERY - 5.7%
Dover Corp.	245,259	16,115,969
Gardner Denver, Inc.	142,712	9,775,772
Kennametal, Inc.	202,543	8,101,720
Nordson Corp.	113,544	7,166,897
Timken Co.	211,828	10,131,733
		51,292,091

MARINE - 0.5%
Matson, Inc.	184,350	4,557,132

The accompanying notes are an integral part of these financial statements.	P / 19

SCHEDULE OF INVESTMENTS

IronBridge SMID Cap Fund

continued

	Number of Shares	Value
METALS & MINING - 1.9%
Compass Minerals International, Inc.	122,051	$9,118,430
Reliance Steel & Aluminum Co.	126,675	7,866,518
		16,984,948

MULTI-UTILITIES - 1.7%
OGE Energy Corp.	273,817	15,418,635

OIL, GAS & CONSUMABLE FUELS - 2.3%
Bill Barrett Corp. (a)	196,487	3,495,504
QEP Resources, Inc.	201,377	6,095,682
Whiting Petroleum Corp. (a)	245,846	10,662,341
		20,253,527

PAPER & FOREST PRODUCTS - 1.8%
Buckeye Technologies, Inc.	153,853	4,417,120
Louisiana-Pacific Corp. (a)	587,294	11,346,520
		15,763,640

PHARMACEUTICALS - 1.0%
Hospira, Inc. (a)	113,760	3,553,862
Perrigo Co.	49,770	5,177,573
		8,731,435

REAL ESTATE INVESTMENT TRUSTS - 6.2%
Digital Realty Trust, Inc.	113,758	7,723,031
Essex Property Trust, Inc.	109,962	16,125,927
Federal Realty Investment Trust	137,379	14,290,164
Rayonier, Inc.	332,622	17,239,798
		55,378,920

REAL ESTATE MANAGEMENT & DEVELOPMENT - 0.7%
Alexander & Baldwin, Inc. (a)	226,465	6,651,277

	Number of Shares	Value
ROAD & RAIL - 1.1%
Genesee & Wyoming, Inc. (a)	129,022	$9,815,994

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 2.2%
Cypress Semiconductor Corp.	698,253	7,569,063
Maxim Integrated Products, Inc.	403,157	11,852,816
		19,421,879

SOFTWARE - 2.7%
ANSYS, Inc. (a)	95,003	6,397,502
FactSet Research Systems, Inc.	67,979	5,986,231
Red Hat, Inc. (a)	124,461	6,591,454
TIBCO Software, Inc. (a)	250,859	5,521,407
		24,496,594

SPECIALTY RETAIL - 1.9%
Cabela’s, Inc. (a)	206,263	8,611,480
Tractor Supply Co.	93,475	8,259,451
		16,870,931

TEXTILES, APPAREL & LUXURY GOODS - 4.1%
Deckers Outdoor Corp. (a)	213,836	8,611,176
Lululemon Athletica, Inc. (a)	58,298	4,444,056
PVH Corp.	59,916	6,651,275
Under Armour, Inc. - Class A (a)	226,254	10,980,107
Wolverine World Wide, Inc.	148,434	6,082,825
		36,769,439

THRIFTS & MORTGAGE FINANCE - 1.1%
Northwest Bancshares, Inc.	436,291	5,296,573
Provident Financial Services, Inc.	329,854	4,921,421
		10,217,994

P / 20

	Number of Shares	Value
TRADING COMPANIES & DISTRIBUTORS - 1.1%
GATX Corp.	221,224	$9,578,999

TOTAL COMMON STOCKS
(Cost $707,214,713)		$871,344,924

SHORT-TERM INVESTMENTS - 2.8%
	Number of Shares	Value
MONEY MARKET - 2.8%
STIT - Liquid Assets Portfolio 0.15%(b)	25,359,916	$25,359,916

TOTAL SHORT-TERM INVESTMENTS
(Cost $25,359,916)		$25,359,916

TOTAL INVESTMENTS - 100.0%
(Cost $732,574,629)		$896,704,840

LIABILITIES IN EXCESS OF OTHER ASSETS - (0.0)%		(401,096)

TOTAL NET ASSETS - 100.0%		$896,303,744

(a) Non-Income Producing.

(b) Rate quoted is seven-day yield at period end.

PORTFOLIO DIVERSIFICATION

December 31, 2012 (Unaudited)

Sectors	Percentage
Financials	20.5%
Information Technology	14.5%
Industrials	14.3%
Consumer Discretionary	13.0%
Materials	11.2%
Health Care	9.3%
Utilities	6.0%
Energy	5.8%
Consumer Staples	2.6%
TOTAL COMMON STOCKS	97.2%
TOTAL SHORT-TERM INVESTMENTS	2.8%
TOTAL INVESTMENTS	100.0%
LIABILITIES IN EXCESS OF OTHER ASSETS	(0.00)%
TOTAL NET ASSETS	100.0%

The accompanying notes are an integral part of these financial statements.	P / 21

SCHEDULE OF INVESTMENTS

IronBridge Global Fund

December 31, 2012 (Unaudited)

COMMON STOCKS - 97.0%
	Number of Shares	Value
BELGIUM - 2.1%
Anheuser-Busch InBev NV	4,280	$372,724

CANADA - 4.7%
Barrick Gold Corp.	3,335	116,758
Brookfield Asset Management, Inc. - Class A	10,503	384,935
Telus Corp. Non Vote	5,020	326,424
		828,117

FRANCE - 4.4%
LVMH Moet Hennessy Louis Vuitton SA	2,260	417,102
Schneider Electric SA	4,725	346,064
		763,166

GERMANY - 7.9%
Adidas AG	2,510	224,017
BASF SE	2,976	281,412
Bayer AG	4,751	453,066
Linde AG	2,409	421,453
		1,379,948

IRELAND - 1.7%
Shire PLC	9,452	290,756

JAPAN - 7.2%
Bridgestone Corp.	10,300	268,125
Hitachi Ltd.	63,500	373,666
Seven & I Holdings Co. Ltd.	11,000	310,098
SMC Corp.	1,700	308,813
		1,260,702

SWEDEN - 1.9%
Svenska Handelsbanken AB - Class A	9,034	324,789

SWITZERLAND - 7.2%
Nestle SA	11,667	761,195
Roche Holding AG	2,450	495,344
		1,256,539

	Number of Shares	Value
UNITED KINGDOM - 7.8%
BHP Billiton PLC	9,938	$350,550
Centrica PLC	34,320	187,309
HSBC Holdings PLC	49,627	525,889
Kingfisher PLC	64,989	303,667
		1,367,415

UNITED STATES - 52.1%
Amazon.com, Inc. (a)	1,064	267,213
Apple, Inc.	1,104	588,466
BorgWarner, Inc. (a)	3,193	228,683
Costco Wholesale Corp.	3,426	338,386
Deere & Co.	2,420	209,136
Discover Financial Services	6,060	233,613
Dover Corp.	5,785	380,132
EMC Corp. (a)	13,370	338,261
Exxon Mobil Corp.	7,286	630,603
Google, Inc. - Class A (a)	470	333,404
Helmerich & Payne, Inc.	3,455	193,515
Intuitive Surgical, Inc. (a)	400	196,148
JPMorgan Chase & Co.	6,965	306,251
McKesson Corp.	4,679	453,676
Microsoft Corp.	17,460	466,706
National Oilwell Varco, Inc.	3,808	260,276
Occidental Petroleum Corp.	6,693	512,751
OGE Energy Corp.	4,695	264,375
Precision Castparts Corp.	1,900	359,898
QUALCOMM, Inc.	3,784	234,684
Stericycle, Inc. (a)	4,437	413,839
T. Rowe Price Group, Inc.	5,437	354,112
The Chubb Corp.	6,106	459,904
The Walt Disney Co.	8,550	425,705
Union Pacific Corp.	2,413	303,362
Wells Fargo & Co.	9,741	332,947
		9,086,046

P / 22

	Number of Shares	Value

TOTAL COMMONS STOCKS
(Cost $14,354,625)		$16,930,202

SHORT-TERM INVESTMENTS - 2.7%

MONEY MARKET - 2.7%
STIT - Liquid Assets Portfolio 0.15%(b)	467,080	$467,080

TOTAL SHORT-TERM INVESTMENTS
(Cost $467,080)		$467,080

TOTAL INVESTMENTS - 99.7%
(Cost $14,821,705)		$17,397,282

OTHER ASSETS IN EXCESS OF LIABILITIES - 0.3%		58,970

TOTAL NET ASSETS - 100.0%		$17,456,252

(a) Non-Income Producing

(b) Rate quoted is seven-day yield at period end.

PORTFOLIO DIVERSIFICATION

December 31, 2012 (Unaudited)

Sectors	Percentage
Financials	16.7%
Information Technology	13.4%
Industrials	13.3%
Consumer Discretionary	12.2%
Health Care	10.8%
Consumer Staples	10.2%
Energy	9.2%
Materials	6.7%
Utilities	2.6%
Telecommunication Services	1.9%
TOTAL COMMON STOCKS	97.0%
TOTAL SHORT-TERM INVESTMENTS	2.7%
TOTAL INVESTMENTS	99.7%
OTHER ASSETS IN EXCESS OF LIABILITIES	0.3%
TOTAL NET ASSETS	100.0%

The accompanying notes are an integral part of these financial statements.	P / 23

SCHEDULE OF INVESTMENTS

IronBridge Large Cap Fund

December 31, 2012 (Unaudited)

COMMON STOCKS - 96.7%
	Number of Shares	Value
AEROSPACE & DEFENSE - 2.5%
Esterline Technologies Corp. (a)	1,580	$100,504
Precision Castparts Corp.	1,218	230,713
		331,217

AUTO COMPONENTS - 1.5%
BorgWarner, Inc. (a)	980	70,188
Johnson Controls, Inc.	4,335	133,084
		203,272

BEVERAGES - 2.1%
The Coca-Cola Co.	7,625	276,406

BIOTECHNOLOGY - 2.1%
Alexion Pharmaceuticals, Inc. (a)	1,125	105,536
Celgene Corp. (a)	2,170	170,822
		276,358

CAPITAL MARKETS - 2.9%
T. Rowe Price Group, Inc.	3,125	203,531
The Goldman Sachs Group, Inc.	1,459	186,110
		389,641

CHEMICALS - 1.8%
Agrium, Inc.	950	94,915
FMC Corp.	2,470	144,544
		239,459

COMMERICAL BANKS - 2.3%
Wells Fargo & Co.	8,725	298,221

COMMUNICATIONS EQUIPMENT - 1.6%
QUALCOMM, Inc.	3,510	217,690

COMPUTERS & PERIPHERALS - 5.5%
Apple, Inc.	920	490,388
EMC Corp. (a)	6,250	158,125
NetApp, Inc. (a)	2,180	73,139
		721,652

	Number of Shares	Value
CONSUMER FINANCE - 1.4%
Capital One Financial Corp.	3,145	$182,190

DIVERSIFIED FINANCIAL SERVICES - 3.5%
Citigroup, Inc.	3,600	142,416
JPMorgan Chase & Co.	7,180	315,705
		458,121

DIVERSIFIED TELECOMMUNICATION - 2.3%
Verizon Communications, Inc.	7,175	310,462

ELECTRICAL EQUIPMENT - 0.9%
Roper Industries, Inc.	1,005	112,037

ELECTRIC UTILITIES - 1.2%
NextEra Energy, Inc.	2,270	157,061

ENERGY EQUIPMENT & SERVICES - 2.4%
National Oilwell Varco, Inc.	2,078	142,031
Schlumberger Ltd.	2,625	181,886
		323,917

FOOD & STAPLES RETAILING - 3.9%
Costco Wholesale Corp.	2,590	255,814
Wal-Mart Stores, Inc.	3,890	265,415
		521,229

FOOD PRODUCTS - 1.7%
Hormel Foods Corp.	7,365	229,862

GAS UTILITIES - 1.0%
UGI Corp.	4,050	132,476

HEALTH CARE EQUIPMENT & SUPPLIES - 1.4%
Intuitive Surgical, Inc. (a)	173	84,834
St Jude Medical, Inc.	2,845	102,818
		187,652

HEALTH CARE PROVIDERS & SERVICES - 2.3%
McKesson Corp.	3,180	308,333

P / 24

	Number of Shares	Value
HEALTH CARE TECHNOLOGY - 1.0%
Cerner Corp. (a)	1,655	$128,494

HOTELS, RESTAURANTS & LEISURE - 2.6%
Carnival Corp.	3,758	138,182
McDonald’s Corp.	2,270	200,237
		338,419

HOUSEHOLD PRODUCTS - 1.2%
Colgate-Palmolive Co.	1,540	160,992

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS - 1.0%
The AES Corp.	12,400	132,680

INDUSTRIAL CONGLOMERATES - 2.1%
Danaher Corp.	4,891	273,407

INFORMATION TECHNOLOGY SERVICES - 1.6%
Cognizant Technology Solutions Corp. - Class A (a)	2,845	210,673

INSURANCE - 3.7%
The Chubb Corp.	3,875	291,864
Markel Corp. (a)	444	192,438
		484,302

INTERNET SOFTWARE & SERVICES - 3.6%
Amazon.com, Inc. (a)	794	199,405
Google, Inc. - Class A (a)	384	272,398
		471,803

LIFE SCIENCES TOOLS & SERVICES - 0.6%
Illumina, Inc. (a)	1,365	75,880

MACHINERY - 5.1%
Dover Corp.	3,655	240,170
Gardner Denver, Inc.	2,250	154,125
Illinois Tool Works, Inc.	4,545	276,382
		670,677

MEDIA - 2.4%
The Walt Disney Co.	6,485	322,888

	Number of Shares	Value
METALS & MINING - 1.1%
Nucor Corp.	3,260	$140,767

OIL, GAS & CONSUMABLE FUELS - 7.6%
Apache Corp.	1,755	137,768
Chevron Corp.	3,935	425,531
Occidental Petroleum Corp.	4,115	315,250
QEP Resources, Inc.	4,210	127,437
		1,005,986

PHARMACEUTICALS - 4.4%
Allergan, Inc.	2,180	199,971
Hospira, Inc. (a)	2,160	67,478
Merck & Co Inc.	7,690	314,829
		582,278

REAL ESTATE INVESTMENT TRUSTS - 3.0%
AvalonBay Communities, Inc.	1,385	187,792
Rayonier, Inc.	4,164	215,820
		403,612

ROAD & RAIL - 1.3%
Union Pacific Corp.	1,395	175,379

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 1.6%
Altera Corp.	3,775	130,011
Cypress Semiconductor Corp.	7,705	83,522
		213,533

SOFTWARE - 4.6%
Citrix Systems, Inc. (a)	1,550	101,913
Microsoft Corp.	9,700	259,282
Oracle Corp.	7,295	243,069
		604,264

SPECIALTY RETAIL - 1.6%
Lowe’s Cos., Inc.	6,055	215,074

The accompanying notes are an integral part of these financial statements.	P / 25

SCHEDULE OF INVESTMENTS

IronBridge Large Cap Fund

continued

	Number of Shares	Value
TEXTILES, APPAREL & LUXURY GOODS - 2.3%
Coach, Inc.	2,070	$114,906
Michael Kors Holdings, Ltd.	1,230	62,767
VF Corp.	820	123,795
		301,468

TOTAL COMMONS STOCKS
(Cost $12,499,734)		12,789,832

SHORT-TERM INVESTMENTS - 3.4%
	Number of Shares	Value
MONEY MARKET - 3.4%
STIT - Liquid Assets Portfolio 0.15%(b)	447,538	$447,538

TOTAL SHORT-TERM INVESTMENTS
(Cost $447,538)		$447,538

TOTAL INVESTMENTS - 100.1%
(Cost $12,947,272)		$13,237,370

LIABILITIES IN EXCESS OF OTHER ASSETS - (0.1)%		(13,261)

TOTAL NET ASSETS - 100.0%		$13,224,109

(a) Non-Income Producing.

(b) Rate quoted is seven-day yield at period end.

PORTFOLIO DIVERSIFICATION

December 31, 2012 (Unaudited)

Sectors	Percentage
Information Technology	16.9%
Financials	16.8%
Consumer Discretionary	11.9%
Health Care	11.8%
Industrials	11.8%
Energy	10.1%
Consumer Staples	9.0%
Utilities	3.2%
Materials	2.9%
Telecommunication Services	2.3%
TOTAL COMMON STOCKS	96.7%
TOTAL SHORT-TERM INVESTMENTS	3.4%
TOTAL INVESTMENTS	100.1%
LIABILITIES IN EXCESS OF OTHER ASSETS	(0.1)%
TOTAL NET ASSETS	100.0%

P / 26

(This page intentionally left blank)

Statements of Assets and Liabilities

IronBridge Funds, Inc.

    December 31, 2012 (Unaudited)

SMALL CAP FUND
ASSETS:
Investments at cost	$409,942,122

Foreign currency at cost	$—

Investments at value	$504,940,482
Foreign currency at value	—
Cash	50,114
Receivables
Interest and dividends	284,483
Fund shares sold	61,492
Due from Adviser	—
Prepaid expenses and other assets	65,437

Total assets	505,402,008

LIABILITIES:
Payables
Fund shares redeemed	55,947
Investments purchased	5,164,168
Due to Adviser	406,191
Accrued expenses
Fund administration and accounting fees	24,631
Professional fees	20,395
Custodian	5,192
Other expenses	1,661

Total liabilities	5,678,185

Net Assets	$499,723,823

NET ASSETS CONSIST OF:
Paid in capital	$405,616,335
Undistributed net investment income (loss)	242,611
Accumulated net realized gain (loss)	(1,133,483)
Unrealized appreciation on:
Investments	94,998,360
Foreign currency	—

Net Assets	$499,723,823

CAPITAL STOCK, $0.01 PAR VALUE
Authorized	75,000,000
Issued and outstanding	28,725,913
Net Asset Value, Redemption Price and Offering Price Per Share	$17.40

P / 28

SMID CAP FUND	GLOBAL FUND	LARGE CAP FUND

$732,574,629	$14,821,705	$12,947,272

$—	$25,233	$—

$896,704,840	$17,397,282	$13,237,370
—	25,464	—
68,651	—	—

707,127	66,561	12,298
373,980	—	—
—	—	2,196
121,612	2,710	6,589

897,976,210	17,492,017	13,258,453

960,332	—	—
—	—	—
640,563	1,907	—

28,658	9,930	9,172
11,510	21,023	19,834
21,407	2,748	3,453
9,996	157	1,885

1,672,466	35,765	34,344

$896,303,744	$17,456,252	$13,224,109

$742,214,591	$13,861,182	$11,293,800
160,340	(157,831)	2,727
(10,201,398)	1,174,987	1,637,484

164,130,211	2,575,577	290,098
—	2,337	—

$896,303,744	$17,456,252	$13,224,109

150,000,000	50,000,000	50,000,000
71,651,818	2,031,734	1,319,777
$12.51	$8.59	$10.02

The accompanying notes are an integral part of these financial statements.	P / 29

Statements of Operations

IronBridge Funds, Inc.

    For the Six Months Ended December 31, 2012 (Unaudited)

SMALL CAP FUND
INVESTMENT INCOME:
Dividend income(1)	$4,026,474
Interest income	7,464

Total investment income	4,033,938

EXPENSES:
Investment advisory fees	2,047,080
Fund administration and accounting fees	43,390
Legal fees	21,195
Audit fees	12,988
Shareholder servicing fees	11,780
Custody fees	10,455
Directors’ fees and related expenses	9,804
Federal and state registration fees	9,231
Reports to shareholders	4,050
Other	2,049

Total expenses before waiver and reimbursement	2,172,022
Waiver and reimbursement of expenses by Adviser	—

Net expenses	2,172,022

Net Investment Income	1,861,916

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments	5,998,797
Foreign currency transactions	—
Change in net unrealized appreciation/depreciation on:
Investments	16,785,148
Foreign currency transactions	—

Net Realized and Unrealized Gain on Investments	22,783,945

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$24,645,861

(1) Net of foreign taxes withheld of $8,341, $16,269, $6,793, $71 respectively.

(2) Commenced operations on March 30, 2012.

P / 30

SMID CAP FUND	GLOBAL FUND	LARGE CAP(2) FUND

$7,416,082	$162,446	$133,217
15,794	244	340

7,431,876	162,690	133,557

3,539,315	73,595	40,821
59,582	28,942	28,826
28,295	7,872	7,413
12,988	14,498	13,079
19,635	3,516	3,473
53,227	10,416	4,667
16,407	3,989	2,242
13,973	3,731	1,267
27,877	108	207
39,456	1,045	3,272

3,810,755	147,712	105,267
—	(61,130)	(55,028)

3,810,755	86,582	50,239

3,621,121	76,108	83,318

8,695,975	94,098	19,985
—	(3,827)	—

56,940,758	1,037,337	557,001
—	2,346	—

65,636,733	1,129,954	576,986

$69,257,854	$1,206,062	$660,304

The accompanying notes are an integral part of these financial statements.	P / 31

Statements of Changes in Net Assets

IronBridge Funds, Inc.

	SMALL CAP FUND
	Six Months Ended December 31, 2012 (Unaudited)	Year Ended June 30, 2012
Operations:
Net investment income	$1,861,916	$358,637
Net realized gain (loss) on:
Investments	5,998,797	22,430,788
Foreign currency transactions	—	—
Change in net unrealized appreciation/depreciation on:
Investments	16,785,148	(41,410,028)
Foreign currency transactions	—	—

Net increase (decrease) in net assets resulting from operations	24,645,861	(18,620,603)

Distributions paid from:
Net investment income	(1,963,552)	(48,983)
Net realized gain	(25,541,586)	(3,932,657)

Net decrease in net assets resulting from distributions	(27,505,138)	(3,981,640)

Capital share transactions:
Shares sold	5,221,861	24,907,672
Shares sold in connection with merger(2)	97,087,227	—
Shares issued to holders in reinvestment of distributions	26,727,186	3,900,204
Shares redeemed	(22,232,945)	(68,832,593)
Redemption fees	—	—

Net increase (decrease) in net assets resulting from capital share transactions	106,803,329	(40,024,717)

Total Increase (Decrease) in Net Assets	103,944,052	(62,626,960)

NET ASSETS:
Beginning of Period	395,779,771	458,406,731

End of Period	$499,723,823	$395,779,771

Undistributed net investment income (loss)	$242,611	$344,247

Transactions in shares:
Shares sold	436,231	1,441,496
Shares sold in connection with merger(2)	5,716,461	—
Shares issued to holders in reinvestment of distributions	1,573,687	240,605
Shares redeemed	(1,235,755)	(3,934,493)

Net increase (decrease) in shares outstanding	6,490,624	(2,252,392)

(1) Commencement of operations

(2) See Note 7 of the Financial Statements

P / 32

SMID CAP FUND		GLOBAL FUND		LARGE CAP FUND
Six Months Ended December 31, 2012 (Unaudited)	Year Ended June 30, 2012	Six Months Ended December 31, 2012 (Unaudited)	Year Ended June 30, 2012	Six Months Ended December 31, 2012 (Unaudited)	Period March 30, 2012(1) through June 30, 2012

$3,621,121	$2,327,959	$76,108	$176,439	$83,318	$17,600

8,695,975	9,445,873	94,098	147,616	19,985	12,346
—	—	(3,827)	(7,405)	—	—

56,940,758	(63,311,112)	1,037,337	(1,494,859)	557,001	(266,903)
—	—	2,346	(11,779)	—	—

69,257,854	(51,537,280)	1,206,062	(1,189,988)	660,304	(236,957)

(4,662,564)	(3,219,043)	(371,662)	(275,834)	(98,191)	—
(24,198,810)	(14,418,294)	(337,218)	(3,838,510)	(180,826)	—

(28,861,374)	(17,637,337)	(708,880)	(4,114,344)	(279,017)	—

27,861,361	240,568,648	368,614	843,109	1,934,790	10,866,009
74,833,514	—	—	—	—	—
27,191,060	16,570,484	700,993	3,968,037	279,016	—
(99,703,625)	(162,333,796)	(890,390)	(1,119,755)	(36)	—
561	5,864	—	—	—	—

30,182,871	94,811,200	179,217	3,691,391	2,213,770	10,866,009

70,579,351	25,636,583	676,399	(1,612,941)	2,595,057	10,629,052

825,724,393	800,087,810	16,779,853	18,392,794	10,629,052	—

$896,303,744	$825,724,393	$17,456,252	$16,779,853	$13,224,109	$10,629,052

$160,340	$1,201,783	$(157,831)	$137,723	$2,727	$17,600

2,661,389	20,085,198	42,938	94,604	196,710	1,094,972
6,088,679	—	—	—	—	—
2,212,346	1,478,188	82,567	521,424	28,098	—
(8,027,900)	(13,297,303)	(103,784)	(139,780)	(3)	—

2,934,514	8,266,083	21,721	476,248	224,805	1,094,972

The accompanying notes are an integral part of these financial statements.	P / 33

Financial Highlights

IronBridge Funds, Inc.

    For a capital share outstanding throughout the period

IRONBRIDGE SMALL CAP FUND
	Six Months Ended December 31, 2012 (unaudited)		Year Ended June 30, 2012	Year Ended June 30, 2011		Year Ended June 30, 2010(1)	Year Ended June 30, 2009(1)	Year Ended June 30, 2008(1)
Net Asset Value, Beginning of Period	$17.80		$18.72	$13.73		$11.80	$17.03	$20.35
Income (loss) from investment operations:
Net investment income	0.08		0.02	0.00	(3)	0.04 (2)	0.05	0.02
Net realized and unrealized gain (loss) on investments	0.80		(0.77)	5.01		1.93	(4.53)	(1.16)

Total Income (Loss) from Investment Operations	0.88		(0.75)	5.01		1.97	(4.48)	(1.14)

Less distributions:
From net investment income	(0.09)		0.00 (3)	(0.02)		(0.04)	(0.01)	(0.01)
From net realized gain on investments	(1.19)		(0.17)	—		—	(0.74)	(2.17)

Total Distributions	(1.28)		(0.17)	(0.02)		(0.04)	(0.75)	(2.18)

Net Asset Value, End of Period	$17.40		$17.80	$18.72		$13.73	$11.80	$17.03

Total Return	5.12	%(5)	(3.92)%	36.51%		16.72%	(26.00)%	(6.07)%

Supplemental data and ratios:
Net assets, end of period (in thousands)	$499,724		$395,780	$458,407		$374,612	$296,445	$400,032

Ratio of expenses to average net assets
Before waivers and reimbursements	1.06	%(6)	1.07%	1.08%		1.08%	1.09%	1.08%

Net of waivers and reimbursements	1.06	%(6)	1.07%	1.08%		1.08%	1.09%	1.07%

Ratio of net investment income to average net assets
Before waivers and reimbursements	0.91	%(6)	0.09%	—	%(4)	0.27%	0.40%	0.09%

Net of waivers and reimbursements	0.91	%(6)	0.09%	—	%(4)	0.27%	0.40%	0.10%

Portfolio turnover rate	5	%(5)	19%	32%		44%	39%	53%

(1) Effective March 1, 2010, IronBridge Capital Management, L.P. became the investment adviser to the Fund.

Prior to March 1, 2010, IronBridge Capital Management, L.P. was the sub-adviser to the Fund.

(2) Per share net investment income has been calculated using the daily average shares method.

(3) Less than one cent per share.

(4) Less than 0.01%.

(5) Not Annualized

(6) Annualized

P / 34

Financial Highlights

IronBridge Funds, Inc.

    For a capital share outstanding throughout the period

IRONBRIDGE SMID CAP FUND
	Six Months Ended December 31, 2012 (unaudited)		Year Ended June 30, 2012	Year Ended June 30, 2011	Year Ended June 30, 2010(1)	Year Ended June 30, 2009(1)	Year Ended June 30, 2008(1)
Net Asset Value, Beginning of Period	$12.02		$13.24	$9.52	$8.24	$11.23	$13.36
Income (loss) from investment operations:
Net investment income	0.06		0.04	0.04	0.03 (2)	0.03	0.02
Net realized and unrealized gain (loss) on investments	0.88		(0.96)	3.71	1.28	(2.93)	(0.98)

Total Income (Loss) from Investment Operations	0.94		(0.92)	3.75	1.31	(2.90)	(0.96)

Less distributions:
From net investment income	(0.07)		(0.05)	(0.03)	(0.03)	(0.01)	(0.02)
From net realized gain on investments	(0.38)		(0.25)	—	—	(0.08)	(1.15)

Total Distributions	(0.45)		(0.30)	(0.03)	(0.03)	(0.09)	(1.17)

Net Asset Value, End of Period	$12.51		$12.02	$13.24	$9.52	$8.24	$11.23

Total Return	7.92	%(3)	(6.79)%	39.38%	15.88%	(25.78)%	(7.48)%

Supplemental data and ratios:
Net assets, end of period (in thousands)	$896,304		$825,724	$800,088	$518,376	$307,973	$233,380

Ratio of expenses to average net assets
Before waivers and reimbursements	0.92	%(4)	0.92%	0.92%	0.94%	0.96%	0.96%

Net of waivers and reimbursements	0.92	%(4)	0.92%	0.92%	0.93%	0.95%	0.95%

Ratio of net investment income to average net assets
Before waivers and reimbursements	0.87	%(4)	0.33%	0.32%	0.42%	0.54%	0.19%

Net of waivers and reimbursements	0.87	%(4)	0.33%	0.32%	0.43%	0.55%	0.20%

Portfolio turnover rate	18	%(3)	41%	54%	45%	46%	71%

(1) Effective March 1, 2010, IronBridge Capital Management, L.P. became the investment adviser to the Fund.

Prior to March 1, 2010, IronBridge Capital Management, L.P. was the sub-adviser to the Fund.

(2) Per share net investment income has been calculated using the daily average shares method.

(3) Not Annualized.

(4) Annualized.

The accompanying notes are an integral part of these financial statements.	P / 35

Financial Highlights

IronBridge Funds, Inc.

    For a capital share outstanding throughout the period

IRONBRIDGE GLOBAL FUND
	Six Months Ended December 31, 2012 (unaudited)		Year Ended June 30, 2012	Year Ended June 30, 2011	For the Period Ended June 30, 2010(1)
Net Asset Value, Beginning of Period	$8.35		$11.99	$9.13	$10.00
Income (loss) from investment operations:
Net investment income	0.04		0.09	0.21	0.09
Net realized and unrealized gain (loss) on investments	0.56		(1.10)	2.77	(0.95)

Total Income (Loss) from Investment Operations	0.60		(1.01)	2.98	(0.86)

Less distributions:
From net investment income	(0.19)		(0.18)	(0.12)	(0.01)
From net realized gain on investments	(0.17)		(2.45)	—	—

Total Distributions	(0.36)		(2.63)	(0.12)	(0.01)

Net Asset Value, End of Period	$8.59		$8.35	$11.99	$9.13

Total Return	7.30	%(2)	(6.27)%	32.72%	(8.60	)%(2)
Supplemental data and ratios:
Net assets, end of period (in thousands)	$17,456		$16,780	$18,393	$40,764

Ratio of expenses to average net assets
Before waivers and reimbursements	1.71	%(3)	1.66%	1.38%	1.36	%(3)

Net of waivers and reimbursements	1.00	%(3)	1.00%	1.00%	1.00	%(3)

Ratio of net investment income to average net assets
Before waivers and reimbursements	0.17	%(3)	0.40%	0.56%	0.86	%(3)

Net of waivers and reimbursements	0.88	%(3)	1.06%	0.94%	1.22	%(3)

Portfolio turnover rate	18	%(2)	46%	53%	41	%(2)

(1) Commenced operations on September 18, 2009.

(2) Not Annualized.

(3) Annualized.

P / 36

Financial Highlights

IronBridge Funds, Inc.

    For a capital share outstanding throughout the period

IRONBRIDGE LARGE CAP FUND
	Six Months Ended December 31, 2012 (unaudited)		For the Period Ended June 30, 2012(1)
Net Asset Value, Beginning of Period	$9.71		$10.00
Income (Loss) from investment operations:
Net investment income	0.06		0.02
Net realized and unrealized gain (loss) on investments	0.47		(0.31)

Total Income (Loss) from Investment Operations	0.53		(0.29)

Less distributions:
From net investment income	(0.08)		—
From net realized gain on investments	(0.14)		—

Total Distributions	(0.22)		—

Net Asset Value, End of Period	$10.02		$9.71

Total Return	5.46	%(2)	(2.90	)%(2)

Supplemental data and ratios:
Net assets, end of period (in thousands)	$13,224		$10,629

Ratio of expenses to average net assets
Before waivers and reimbursements	1.68	%(3)	2.59	%(3)

Net of waivers and reimbursements	0.80	%(3)	0.80	%(3)

Ratio of net investment income (loss) to average net assets
Before waivers and reimbursements	0.45	%(3)	(1.07	)%(3)

Net of waivers and reimbursements	1.33	%(3)	0.72	%(3)

Portfolio turnover rate	9	%(2)	3	%(2)

(1) Commenced operations on March 30, 2012.

(2) Not Annualized.

(3) Annualized.

The accompanying notes are an integral part of these financial statements.	P / 37

Notes to Financial Statements

IronBridge Funds, Inc.

    December 31, 2012

(1) ORGANIZATION

IronBridge Funds, Inc. (the “Company”) was incorporated on February 26, 2010 as a Maryland corporation and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company issuing shares in series, each series representing a distinct portfolio with its own investment objectives and policies.

The Company consists of four series (“Funds”). IronBridge Capital Management, L.P. (“ICM”), serves as the investment adviser to each of the Funds. A summary of the Funds and their respective investment objective is included below:

Fund	Investment Objective
IronBridge Small Cap Fund	Capital appreciation
IronBridge SMID Cap Fund	Capital appreciation
IronBridge Global Fund	Long term capital appreciation
IronBridge Large Cap Fund	Capital appreciation

(2) SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

(A) Investment Valuation. Equity securities for which market quotations are readily available are valued at the last reported sale price on the national securities exchange on which such securities are primarily traded. Equity securities for which there were no transactions on a given day or securities not listed on a national securities exchange are valued at the most recent sale price. Equity securities that are traded using the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”) are valued using the NASDAQ Official Closing Price

(“NOCP”). Shares of underlying mutual funds are valued at their respective NAVs. Securities that are primarily traded on foreign exchanges generally are valued at the last sale price of such securities on their respective exchange. In certain countries, market maker prices, usually the mean between the bid and ask prices, are used. In certain circumstances, such as when a significant event occurs in a foreign market so that the last sale price no longer reflects actual value, the fair value of these securities may be determined using fair valuation procedures approved by the Board of Directors. The Directors have retained an independent fair value pricing service to assist in valuing foreign securities held by the IronBridge Global Fund. The pricing service monitors the market daily for significant movement and systematically applies a fair value adjustment factor to foreign securities when a tolerance trigger is met. In valuing assets, prices denominated in foreign currencies are converted to U.S. dollar equivalents at the current exchange rate, which approximates market value. Securities maturing within 60 days or less when purchased are valued by the amortized cost method. Any securities or other assets for which market quotations are not readily available are valued at their fair value as determined in good faith by ICM pursuant to guidelines established by the Board of Directors.

The Funds follow a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Funds’ own market assumptions (unobservable inputs). These inputs are used in determining the value of each Fund’s investments and are summarized in the following fair value hierarchy:

Level 1 – Quoted prices in active markets for identical securities.

P / 38

Level 2 – Evaluated price based on other significant observable inputs (including quoted prices for similar securities, foreign security indices, foreign exchange rates, and fair value estimates for foreign securities, and changes in benchmark securities indices.

Level 3 – Significant unobservable inputs (including the Funds’ own assumptions in determining fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Funds’ investments as of December 31, 2012:

IronBridge Small Cap Fund
	Level 1	Level 2	Level 3	Total
Equity
Common Stock*	$493,980,552	$—	$—	$493,980,552
Total Equity	493,980,552	—	—	493,980,552
Short-Term Investments	10,959,930	—	—	10,959,930
Total Investments in Securities	$504,940,482	$—	$—	$504,940,482

IronBridge SMID Cap Fund
	Level 1	Level 2	Level 3	Total
Equity
Common Stock*	$871,344,924	$—	$—	$871,344,924
Total Equity	871,344,924	—	—	871,344,924
Short-Term Investments	25,359,916	—	—	25,359,916
Total Investments in Securities	$896,704,840	$—	$—	$896,704,840

IronBridge Global Fund
	Level 1	Level 2	Level 3	Total
Equity
Common Stock*	$9,914,163	$7,016,039	$—	$16,930,202
Total Equity	9,914,163	7,016,039	—	16,930,202
Short-Term Investments	467,080	—	—	467,080
Total Investments in Securities	$10,381,242	$7,016,039	$—	$17,397,282

IronBridge Global Fund (1)
Transfers out of Level 1	$(7,016,039)
Transfers into Level 2	$7,016,039
Net transfers	$—

(1)

Transfers between Level 1 and Level 2 for the IronBridge Global Fund relate to the use of systematic fair valuation. On days when systematic fair valuation is used, non-U.S. dollar denominated securities move from a Level 1 to a Level 2 classification. For December 31, 2012 the securities in the Global Fund were adjusted using systematic fair valuation. There were no other transfers into or out of Level 1, Level 2 or Level 3 in any of Funds.

P / 39

Notes to Financial Statements

IronBridge Funds, Inc.

    December 31, 2012

IronBridge Large Cap Fund
	Level 1	Level 2	Level 3	Total
Equity
Common Stock*	$12,789,832	$—	$—	$12,789,832
Total Equity	12,789,832	—	—	12,789,832
Short-Term Investments	447,538	—	—	447,538
Total Investments in Securities	$13,237,370	$—	$—	$13,237,370

*	See Funds’ Schedule of Investments for industry classifications.

(B) Federal Income Taxes. Each Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income taxes. Therefore, no federal income tax provision has been provided.

The Funds have adopted financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The Funds have reviewed all open tax years and concluded that there is no effect to any of the Fund’s financial positions or results of operations and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax position taken or expected to be taken on a tax return. Open tax years are those years that are open for examination by the relevant income taxing authority. As of December 31, 2012, open Federal and state income tax years include the tax years ended June 30, 2009, June 30, 2010, June 30, 2011 and June 30, 2012. The Funds have no examinations in progress. The Funds are also not aware of any tax positions for which it is more likely than not that the total amounts of unrecognized tax expense will significantly change in twelve months.

(C) Distributions to Shareholders. Dividends from net investment income, if any exist, are generally declared and paid at least annually for the Funds. Distributions of net realized gains, if any, are declared and paid at least annually for the Funds.

All short-term capital gains are included in ordinary income for tax purposes. Distributions to shareholders are recorded on the ex-dividend date.

The tax character of distributions paid during the six months ended December 31, 2012 and the year ended June 30, 2012 were as follows:

	Six Months Ended December 31, 2012				Period Ended June 30, 2012
	Ordinary Income	Short- Term Capital Gains	Long- Term Capital Gains	Total Distributions	Ordinary Income	Short- Term Capital Gains	Long- Term Capital Gains	Total Distributions
IronBridge Small Cap	$1,963,552	$1,093,820	$24,447,766	$27,505,138	$48,983	$—	$3,932,657	$3,981,640
IronBridge SMID Cap	4,662,564	1,009,186	23,189,624	28,861,374	3,216,861	—	14,420,476	17,637,337
IronBridge Global	371,662	—	337,218	708,880	275,834	1,194,560	2,643,950	4,114,344
IronBridge Large Cap	98,191	130,476	50,350	279,017	—	—	—	—

The IronBridge Small Cap Fund designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Fund related to net capital gain to zero for the tax year ended June 30, 2012.

P / 40

At June 30, 2012, the Funds’ most recent fiscal year, the components of accumulated earnings/losses on a tax basis were as follows:

	IronBridge Small Cap Fund	IronBridge SMID Cap Fund	IronBridge Global Fund	IronBridge Large Cap Fund
Cost of investments	$318,312,505	$572,442,158	$14,034,383	$9,229,923

Gross unrealized appreciation	99,058,017	134,921,397	3,348,547	2,083,371
Gross unrealized depreciation	(21,674,177)	(34,132,609)	(640,254)	(614,281)

Net unrealized appreciation/depreciation	77,383,840	100,788,788	2,708,293	1,469,090

Undistributed ordinary income	1,864,691	1,201,783	137,723	29,595
Undistributed long-term capital gain	17,718,234	11,702,102	251,881	50,337

Total distributable earnings	19,582,925	12,903,885	389,604	79,932

Other accumulated losses	—	—	(9)	—

Total accumulated earnings/(losses)	$96,966,765	$113,692,673	$3,097,888	$1,549,022

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales, and tax basis adjustments for securities contributed in-kind.

Net investment income and realized gains and losses for federal income tax purposes may differ from that reported on the financial statements because of permanent book-to-tax differences. GAAP requires that permanent differences in net investment income and realized gains and losses due to differences between financial reporting and tax reporting be reclassified between various components of net assets. These reclassifications have no effect on net assets or net asset value per share. For the year ended June 30, 2012, the following table shows the reclassifications made:

	Paid in capital	Accumulated net investment income (loss)	Accumulated net realized gain (loss)
IronBridge Small Cap	$(28,645)	$34,593	$(5,948)
IronBridge SMID Cap	—	2,182	(2,182)
IronBridge Global	—	(7,420)	7,420
IronBridge Large Cap	(1,785,979)	—	1,785,979

The permanent differences primarily relate to foreign currency and Real Estate Investment Trust (REIT) adjustments with differing book and tax method, and tax basis adjustments for securities contributed in-kind. During the year ended June 30, 2012 the Funds had no remaining capital loss carryforwards.

(D) Foreign Currency Translation. Values of investments denominated in foreign currencies are converted into U.S. dollars using a spot market rate of exchange each day. Purchases and sales of investments and dividend and interest income are translated to U.S. dollars using a spot market rate of exchange prevailing on the dates of such transactions. The portion of security gains or losses resulting from changes in foreign exchange rates are included with net realized and unrealized gain or loss from investments, as appropriate, for both financial reporting and tax purposes.

Each Fund, respectively, bears the risk of changes in the foreign currency exchange rates and their impact on the value of assets and liabilities denominated in foreign currency. Each Fund also bears the risk of a counterparty failing to fulfill its obligation under a foreign currency contract.

P / 41

Notes to Financial Statements

IronBridge Funds, Inc.

    December 31, 2012

Investments in securities of foreign companies involve additional risks including: currency exchange rate fluctuation; less available public information about the issuers of securities; less stringent regulatory standards; lack of uniform accounting, auditing and financial reporting standards; and country risks including less liquidity, high inflation rates and political and economic instability. The risks of foreign investments are typically greater in emerging and less developed markets.

(E) Indemnifications. Under the Funds’ organizational documents, officers and Independent Directors of the Company are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

(F) Subsequent Events. The Funds have evaluated subsequent events through the issuance of the Funds’ financial statements and have determined there is no impact to Funds’ financial statements.

(G) Other. Investment transactions are accounted for on the trade date. The Funds determine the gain or loss realized from investment transactions by comparing the original cost of the specifically identified security lot sold with the net sale proceeds. Dividend income, less foreign taxes withheld, is recognized on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information becomes available to the Funds. Interest income is recognized on an accrual basis. All discounts/premiums are accreted/

amortized using the effective interest method and are included in interest income.

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(3) INVESTMENT ADVISER AND RELATED PARTIES

The Funds have entered into an investment advisory agreement with ICM on behalf of each Fund. Fees are calculated daily and payable monthly, at annual rates set forth in the following table (expressed as a percentage of each Fund’s average daily net assets). Pursuant to expense cap agreements, ICM has agreed to waive its respective management fees and/or reimburse each Fund’s operating expenses (exclusive of brokerage, interest, taxes and extraordinary expenses) to ensure that each Fund’s operating expenses do not exceed the expense limitation listed below. Expenses waived are netted with advisory fees on the Statement of Assets and Liabilities. On a monthly basis, these accounts are settled by each Fund making payment to ICM or ICM reimbursing the Fund if the reimbursement amount exceeds the advisory fee. If the amount of fees waived exceeds the advisory fee earned, this is shown on the Statement of Assets and Liabilities as a receivable from Adviser. The expense cap agreements will continue in effect until July 23, 2013 with successive renewal terms of one year unless terminated by ICM or the Fund’s Board of Directors prior to any such renewal.

P / 42

IronBridge Funds	Annual Advisory Fees	Expense Limitation
IronBridge Small Cap	1.00%	1.10%
IronBridge SMID Cap	0.85%	0.95%
IronBridge Global	0.85%	1.00%
IronBridge Large Cap	0.65%	0.80%

Any waivers or reimbursements are subject to later adjustment to allow ICM to recoup amounts waived or reimbursed to the extent actual fees and expenses for a fiscal period are less than each Fund’s expense limitation cap, provided, however, that ICM shall only be entitled to recoup such amounts for a period of three years from the date such amount was waived or reimbursed.

The following table shows the waived or reimbursed expenses subject to potential recovery expiring on June 30:

Year Incurred	Expiration Year	IronBridge Global	IronBridge Large Cap
2011	2014	$148,257	—
2012	2015	$109,781	43,587
2013	2016	$61,130	55,028

		$319,168	98,615

There are currently no available expenses subject to recapture with respect to the IronBridge Small Cap or SMID Cap Funds.

(4) INVESTMENT TRANSACTIONS

The aggregate purchases and sales of securities, excluding short-term investments, for the Funds for the year ended June 30, 2012 are summarized below:

	Purchases	Sales
IronBridge Small Cap*	$19,332,291	$31,357,259
IronBridge SMID Cap**	212,209,297	144,964,945
IronBridge Global	3,060,295	3,849,576
IronBridge Large Cap	2,871,488	1,112,485

*	The purchase for IronBridge Small Cap Fund does not include the merger of $97,087,227 from the IronBridge Horizon Fund. (See Note 7)

**	The purchase for IronBridge SMID Cap Fund does not include the merger of $74,833,514 from the IronBridge Skyline Fund. (See Note 7)

(5) DIRECTORS FEES

The Independent Directors are paid a retainer of $25,000 per year plus $1,000 for each regular meeting attended for their service on the Board. Independent Directors are also compensated for any special meeting that they may be required to attend. Independent Directors are reimbursed for any travel expenses incurred in all meetings.

(6) MERGERS AND IN-KIND CONTRIBUTIONS

One of the four Funds was seeded with an in-kind contribution of securities from private accounts managed by ICM (“Legacy Funds”). This in-kind contribution was a tax-free contribution for U.S. Federal income tax purposes.

Investors in the Legacy Funds received capital shares of 906,430 in the IronBridge Large Cap Fund in exchange for the in-kind contributions of securities and other assets.

IronBridge Large Cap Fund recorded the securities at a fair value of $8,753,493 on March 30, 2012, the contribution date, and reflected the in-kind contributions in capital shares sold in the statement of changes in net assets.

P / 43

Notes to Financial Statements

IronBridge Funds, Inc.

    December 31, 2012

For tax purposes the Large Cap Fund’s tax basis in the contributed securities was equal to the private accounts tax basis in the contributed securities. Information related to the in-kind contribution on a tax basis is:

Fund	Legacy Fund	Tax Basis Appreciation of Securities on Contribution Date	Contributed Securities Tax Basis Remaining at 6/30/12
IronBridge Large Cap Fund	Private Accounts	$1,785,979	$1,736,824

As of close of business on December 14, 2012, pursuant to an Agreement and Plan of Reorganization previously approved by the Fund’s Board of Directors, all of the assets, subject to the liabilities, of the IronBridge Horizon Fund and IronBridge Skyline Fund were transferred to the IronBridge Small Cap Fund and IronBridge SMID Cap Fund, respectively. The purpose of the transfers was to benefit shareholders through improved economies of scale by combining similar funds with comparable investment objectives and strategies. The mergers were a tax-free event to the IronBridge Funds’ shareholders. For financial reporting purposes, the acquiring funds are deemed to be the accounting survivor and as a result, the financial statements and financial highlights do not reflect the operations of their respective acquired funds. Information with respect to the net assets and other relevant operating data for the acquired fund on the merger date is included below:

Acquired Fund	IronBridge Horizon Fund	IronBridge Skyline Fund
Net Assets	$97,087,227	$74,833,514
Shares Outstanding	10,266,068	8,105,795
Net Asset Value	9.46	9.23
Investments at fair value	96,884,742	74,705,867
Unrealized appreciation/depreciation	2,640,189	5,275,971
Undistributed net investment income	—	—
Accumulated net realized gain (loss)	—	—
Tax capital loss carryforward	—	—

Acquiring Fund	IronBridge Small Cap Fund	IronBridge SMID Cap Fund
Net Assets immediately prior to merger	$393,031,452	$815,386,479
Net Assets immediately after merger	$490,118,679	$890,219,993
Fund Shares Issued in exchange for acquired fund	5,716,461	6,088,679
Exchange rate for shares issued	0.56	0.75

Assuming the acquisition had been completed on July 1, 2012, the beginning of the annual reporting period of the Funds, the Fund's pro forma results of operations for the period ended December 31, 2012, are as follows:

	IronBridge Small Cap Fund	IronBridge SMID Cap Fund
Net investment income	$2,286,048	$3,898,746
Net realized and unrealized gain on Investments	$24,521,955	$69,842,199
Total increase from operations	$26,808,003	$73,740,945

Since the combined investment portfolios have been managed as a single integrated portfolio from the time the acquisition was completed, it is not practical to separate the amounts of revenue and earnings of the Acquired Funds that have been included in the Acquiring Funds’ statements of operations since December 14, 2012.

P / 44

Additional Information

Directory of Fund Service Providers

INVESTMENT ADVISER

IronBridge Capital Management, L.P.

One Parkview Plaza, Suite 700

Oakbrook Terrace, IL 60181

DISTRIBUTOR

Quasar Distributors, LLC

615 East Michigan Street

Milwaukee, WI 53202

ADMINISTRATOR

U.S. Bancorp Fund Services, LLC

2020 East Financial Way, Suite 100

Glendora, CA 91741

CUSTODIAN

U.S. Bank, N.A.

1555 North River Center Drive, Suite 302

Milwaukee, WI 53212

TRANSFER AGENT AND FUND ACCOUNTANT

U.S. Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, WI 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young, LLP

155 North Wacker Drive

Chicago, IL 60606

LEGAL COUNSEL

Greenberg Traurig, LLP

77 West Wacker Drive, Suite 3100

Chicago, IL 60601

P / 45

Additional Information

PROXY VOTING PROCEDURES

The Investment Adviser votes proxies relating to portfolio securities in accordance with procedures that have been approved by the Company’s Board of Directors. You may obtain a description of these procedures, free of charge, by calling toll-free 1-877-861-7714. This information is also available through the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PROXY VOTING RECORD

Information regarding how the Funds voted proxies relating to the portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling toll-free 1-877-861-7714. This information is also available through the SEC’s website at http://www.sec.gov.

FORM N-Q DISCLOSURE

The Company files its complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Company’s Form N-Q is available on the SEC’s website at http://www.sec.gov. The Company’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. This information is also available, without charge, by calling toll-free 1-877-861-7714.

P / 46

Privacy Notice

WHAT INFORMATION WE COLLECT

In the course of providing services to you, we may collect the following types of “non-public personal information” about you:

•	Information we receive from you on applications or other forms, such as your name, address and social security number, the types and amounts of investments and bank account information, and

•	Information about your transactions with us, our affiliates and others, as well as other account data.

“Non-public personal information” is non-public information about you that we obtain in connection with providing a financial product or service to you, such as the information described in the above examples.

“Affiliates” include the Funds’ investment adviser and companies that are related to IronBridge Funds, Inc. through common control or ownership. The Funds’ investment adviser, IronBridge Capital Management, L.P., is an Affiliate of the funds.

WHAT INFORMATION WE DISCLOSE

We do not disclose non-public personal information about you or any of our former shareholders to anyone, except as permitted by law. We are permitted by law to share any of the information we collect, as described above, with our affiliates. In addition, in the normal course of serving shareholders, information we collect may be shared with companies that perform various services such as transfer agents, custodians and broker-dealers. These companies will use this information only for the services for which we hired them and as allowed by applicable law.

CONFIDENTIALITY AND SECURITY PROCEDURES

To protect your personal information, we permit access only by authorized personnel. We maintain physical, electronic and procedural safeguards to protect the confidentiality, integrity and security of your non-public personal information.

We will continue to adhere to the privacy policies and practices in this notice even after your account is closed or becomes inactive.

ADDITIONAL RIGHTS

You may have other privacy protections under applicable state laws. To the extent those state laws apply, we will comply with them with respect to your non-public personal information.

P / 47

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)

The Registrant’s President and Treasurer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-

3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed September 6, 2011.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

2

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

        IronBridge Funds, Inc.

By:	/s/ John G. Davis
John G. Davis, President
(Principal Executive Officer)

Date:	2/26/2013

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John G. Davis
John G. Davis, President and Secretary
(Principal Executive Officer)

Date:	2/26/2013

By	/s/ Ty M. Baird
Ty M. Baird, Vice President and Treasurer
(Principal Financial Officer)

Date:	2/26/2013

3